                                                                    Exhibit 99.1

                              FIRST M & F CORPORATION

                                CERTIFICATION UNDER
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First M & F Corporation (the "Company")
on Form 10-Q for the period ended June 30, 2003 as filed with Securities and
Exchange Commission on the date hereof (the "Report"), I, Hugh S. Potts, Jr., Chief
Executive Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley
Act of 2002, that:

   A. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   B. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE:  August 12, 2003                      BY:  /s/ Hugh S. Potts, Jr.
----------------------                      ---------------------------
                                                 Hugh S. Potts, Jr.
                                                 Chairman and
                                                 Chief Executive Officer

                                                                    Exhibit 99.2

                              FIRST M & F CORPORATION

                                CERTIFICATION UNDER
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First M & F Corporation (the "Company")
on Form 10-Q for the period ended June 30, 2003 as filed with Securities and
Exchange Commission on the date hereof (the "Report"), I, Robert C. Thompson, III,
Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002, that:

   C. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   D. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE:  August 12, 2003                      BY:  /s/ Robert C. Thompson, III
----------------------                      --------------------------------
                                                 Robert C. Thompson, III
                                                 Executive Vice President and
                                                 Chief Financial Officer